Exhibit 10.19

GENPREX, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is dated                     , 2017, by and between the undersigned identified on the Signature Page hereto (the “Investor”) and Genprex, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company has authorized the sale and issuance of a minimum of 2,083,334 shares (the “Minimum Amount”) and up to a maximum of 5,625,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), on a “best efforts” basis at an initial public offering price of $            per Share (the “Purchase Price”);

WHEREAS, the sale of the Shares (the “Offering”) is being made pursuant to an effective Registration Statement on Form S-1 (File No. 333-219386) (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), by the Company with the U.S. Securities and Exchange Commission (the “Commission”);

WHEREAS, the Company has entered into an Underwriting Agreement, dated                     , 2017 (the “Underwriting Agreement”), with Network 1 Financial Securities, Inc., a FINRA-registered broker/dealer, to act as the underwriter of the Shares in the Offering (the “Underwriter”);

WHEREAS, the Company, Underwriter and Signature Bank have entered into an Escrow Agreement, dated                     , 2017 (the “Escrow Agreement”), pursuant to which Signature Bank has agreed to serve as the escrow agent in connection with the Offering (the “Escrow Agent”);

WHEREAS, the Investor desires to purchase a certain amount of Shares from the Company.

NOW, THEREFORE, in consideration of the foregoing and of the covenants contained herein, the sufficiency of which is hereby mutually accepted, the parties hereby agree as follows:

1.	Subscription.

a.	Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Shares of Common Stock as set forth on the signature page hereto (the “Signature Page”), for an aggregate purchase price equal to the product of (x) the aggregate number of Shares of Common Stock the Investor has agreed to purchase and (y) the Purchase Price.

b.	The Shares are being offered by the Underwriter on a “best efforts, minimum/maximum” basis. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriter in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.	Procedure.

a.	Prior to the Closing Date (as defined below), the Investor will:

i.	Complete and execute this Subscription Agreement and deliver it to the Underwriter at the address set forth below for forwarding to the Company:

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue

Red Bank, NJ 07701

Attn: Keith Testaverde, V.P of Investment Banking

T: (732) 758-9001

F.: (732) 758-6671

ii.	Deliver funds in an amount equal to the Purchase Price multiplied by the number of Shares to which such Investor has subscribed to the Escrow Agent via wire transfer to:

Signature Bank

565 Firth Avenue, 12th Floor

New York, NY 10017

ABA No.: 026013576

Account No.:

iii.	If by check, make payable to: “Signature Bank, as Escrow Agent for Genprex, Inc.” and forward to:

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue

Red Bank, NJ 07701

Attn: Keith Testaverde, V.P of Investment Banking

T: (732) 758-9001

F.: (732) 758-6671

3.	Closing Date; Termination Date. If the Escrow Agent shall have received at least an aggregate amount of $12,500,000 (the “Requisite Funds”) on or before 5:00 p.m., New York City time, on October 31, 2017 (the “Termination Date”), the Escrow Agent will release the balance of the Escrow Account for collection by the Company and the Underwriter as provided in the Escrow Agreement and the Company shall deliver the Common Stock being purchased on the Closing Date to the Underwriter, through the facilities of DTC, and such Common Stock shall be registered in such name or names and shall be in such denominations, as the Underwriter may request by written notice to the Company (the “Closing”). The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Common Stock by the Company to the respective Investors shall be borne by the Company. The date on which the Escrow Agent releases the balance of the Escrow Account for collection by the Company and the Underwriter against delivery of the Common Stock to the Investors as described above, is hereinafter referred to as the “Closing Date.”

4.	Return of Funds. If the Requisite Funds have not been received by the Escrow Agent on or before the Termination Date, the Offering will be deemed terminated, the Escrow Agent will promptly return the funds to the Investors without interest or deduction and the Underwriter shall not be entitled to any compensation hereunder or under the Underwriting Agreement. Investors will only be entitled to receive a refund of their subscription if the Minimum Amount is not raised and if the Company does not satisfy the Nasdaq listing conditions by October 31, 2017.

5.	Investor Representations.

a.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the final prospectus in connection with the Registration Statement pursuant to Rule 424(b) of the Securities Act, prior to or in connection with the receipt of this Agreement.

b.	The Investor represents that it understands and hereby acknowledges that the Investor’s subscription for the Shares indicated on the Signature Page hereto may be accepted or rejected in whole or in part by the Company, for any reason or no reason, and in its sole and absolute discretion.

c.	The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the

Company, (ii) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (iii) neither the Investor nor any group of Investors (as such term is used in Rule 13d-5 under the Exchange Act (as defined below)) of which the Investor is a part in connection with the Offering, has acquired, or obtained the right to acquire, 10% or more of the Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

6.	Acceptance. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer, or a portion thereof, by countersigning a copy of this Agreement and delivering a fully-executed version of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to such execution and delivery by the Company. If the Company rejects a subscription, or a portion thereof, for the Shares, the deposited Purchase Price for the rejected subscription, or a portion thereof as the case may be, shall be returned by the Escrow Agent to the Investor, without interest thereon or deduction therefrom.

7.	Company Confirmation. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

8.	Not a Firm Commitment Offering. The Investor acknowledges that the Offering is being conducted on a “best efforts” basis and is not being underwritten on a “firm commitment” basis by the Underwriter.

9.	Termination. In the event that the Underwriting Agreement is terminated by the Underwriter pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto, and the Escrow Agent will promptly return the funds to the Investors without interest or deduction and the Underwriter shall not be entitled to any compensation hereunder or under the Underwriting Agreement.

10.	Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed, or by electronic transmission via PDF, and shall be deemed given when so delivered or faxed and confirmed or transmitted or if mailed, two days after such mailing.

If to the Underwriter:

Network 1 Financial Securities, Inc.

Galleria, Penthouse

2 Bridge Avenue, Building 2

Red Bank, NJ 07701

Attn: Damon D. Testaverde, Managing Director

Fax No.: (732) 758-6671

With a copy (which shall not constitute notice) to:

Magri Law, LLC

2642 NE 9th Ave.

Fort Lauderdale, FL 33334

Attn: Philip Magri

Email: pmagri@magrilaw.com

Fax No.: (646) 836-9200

If to the Company:

Genprex, Inc.

100 Congress Avenue, Suite 2000

Austin, Texas 78701

Attn: J. Rodney Varner

Chief Executive Officer

With a copy (which shall not constitute notice) to:

Streusand Landon & Ozburn, LLP

811 Barton Springs Road, Suite 811

Austin, TX 78704

Attn: Christopher J. Ozburn

Fax: (512) 236-9904

11.	Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.	Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

13.	Severability. In case any provision contained in this Agreement is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14.	Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15.	Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date written below.

Issuer:	GENPREX, INC.

Purchase Price per Share:	$

Number of Shares being Purchased by Investor:

Total Purchase Price (Number of Shares multiplied by Purchase Price:	$

INVESTOR:	CO-INVESTOR:

Name of Investor	Name of Co-Investor, if applicable

Signature of Investor	Signature of Co-Investor, if applicable

Social Security Number (SSN) or Fed Tax ID (EIN)	Social Security Number (SSN) or Fed Tax ID (EIN)

Date:	Date:

The Shares subscribed for hereby are being purchased as follows:

(Check One)

         individually

         joint tenants

         joint tenants with right of survivorship

         tenants in common

         partnership

         limited liability company

            as custodian, trustee or agent for

                                                         corporation

Investor’s Name and	Co-Investor’s Name and Business
Business Address (please print or type)	Address (please print or type):
Phone Number/Email address	Phone Number/Email Address

Investor’s Residence Address	Co-Investor’s Residence Address
(please print or type):	(please print or type):

The foregoing Subscription is hereby accepted.

GENPREX, INC.

By:

Name: J. Rodney Varner
Title: Chief Executive Officer

Date: